                      ELLIOTT ASSOCIATES, L.P. EXHIBIT 4.2
                                712 FIFTH AVENUE
                            NEW YORK, NEW YORK 10019

April 30, 1999

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103

Ladies and Gentlemen:

     This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Gantos, Inc. (the "Company") and State Street Bank and Trust Company, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1"), and Restated Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with the Indenture and Supplemental Indenture No. 1, the "Indenture"), to the restructuring of the following principal payments:

     The undersigned hereby consents that payment of the Pro-Rata share of the principal amount of the Notes due to be paid to the undersigned and the other Note holders signing similar letters on the sinking fund redemption dates described below as "Original Payment Dates" and "Original Payment Amounts," as set forth in Section 3.01(b) of the Indenture, shall be postponed until the sinking fund redemption dates and in the amounts (relating only to amounts payable to the undersigned and the other Note holders signing similar letters) described below as "Amended Payment Dates" and "Amended Payment Amounts."


Original          Original                  Amended           Amended
Payment Dates     Payment Amounts           Payment Dates     Payment Amounts
-------------     ---------------           -------------     ---------------
05/01/99*         $746,246                  05/01/99*         $223,874
07/01/99          $746,246                  07/01/99          $223,874
10/01/99          $746,246                  10/01/99          $223,874
01/01/00          $746,246                  01/01/00          $671,621
04/01/00          $746,246                  04/01/00          $671,621
07/01/00          $746,246                  07/01/00          $335,811
10/01/00          $ 71,453                  10/01/00          $335,811
                                            01/01/01          $746,246
                                            04/01/01          $671,621
                                            07/01/01          $444,577

* Deferral of payment originally due on July 1, 1998.



     Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of

12.75% per annum until payment is made, provided that, to the extent interest is not paid when due, Section 2.09 of the Indenture shall apply thereto. Nothing in this letter is intended to waive the rights of the undersigned to receive the sinking fund payments and interest thereon due October 1, 2000, January 1, 2001 and April 1, 2001, to the extent not previously paid or not paid under the terms of this letter.

                  Within seven (7) days after the date of this letter, the Company shall issue to the undersigned additional warrants (substantially in the form of the warrants previously issued to the undersigned in November 1998) exercisable until April 30, 2004 to purchase the undersigned's pro rata portion (based on the assumption that the undersigned and the other Note holders given similar letters to sign have signed such letters) of 475,000 Gantos Common Shares at an exercise price of $0.01 per share as consideration for further postponing the above-described payments of principal under the Notes. The payment of such consideration shall not change the amount of principal and interest due with respect to the outstanding Notes. The Company shall use its reasonable good faith efforts to register the Gantos Common Shares underlying the warrants on or prior to June 30, 1999 in accordance with the terms of a Registration Rights Agreement in substantially the form of the Registration Rights Agreement previously entered into between the parties.

                  In addition, as additional consideration for postponing the above-described payments of principal under the Notes, the Company shall pay the legal fees and expenses of Kleinberg, Kaplan, Wolff & Cohen, P.C. on behalf of the undersigned incurred in connection with the negotiation of this letter, the warrants to be issued hereunder and the registration of such warrants.

                  If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.

                            ELLIOTT ASSOCIATES, L.P.


                            By:__________________________________
                               Paul E. Singer, General Partner

Accepted:

GANTOS, INC.


By:______________________________________
   Arlene H. Stern
   President and Chief Executive Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY,
  AS TRUSTEE


By:______________________________________
   Its:

April 30, 1999

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103

Ladies and Gentlemen:

                  This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Gantos, Inc. (the "Company") and State Street Bank and Trust Company, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1"), and Restated Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with the Indenture and Supplemental Indenture No. 1, the "Indenture"), to the restructuring of the following principal payments:

                  The undersigned hereby consents that payment of the Pro-Rata share of the principal amount of the Notes due to be paid to the undersigned and the other Note holders signing similar letters on the sinking fund redemption dates described below as "Original Payment Dates" and "Original Payment Amounts," as set forth in Section 3.01(b) of the Indenture, shall be postponed until the sinking fund redemption dates and in the amounts (relating only to amounts payable to the undersigned and the other Note holders signing similar letters) described below as "Amended Payment Dates" and "Amended Payment Amounts."

Original          Original                  Amended           Amended
Payment Dates     Payment Amounts           Payment Dates     Payment Amounts
-------------     ---------------           -------------     ---------------

05/01/99*         $746,246                  05/01/99*         $223,874
07/01/99          $746,246                  07/01/99          $223,874
10/01/99          $746,246                  10/01/99          $223,874
01/01/00          $746,246                  01/01/00          $671,621
04/01/00          $746,246                  04/01/00          $671,621
07/01/00          $746,246                  07/01/00          $335,811
10/01/00          $ 71,453                  10/01/00          $335,811
                                            01/01/01          $746,246
                                            04/01/01          $671,621
                                            07/01/01          $444,577

* Deferral of payment originally due on July 1, 1998.


                  Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of

12.75% per annum until payment is made, provided that, to the extent interest is not paid when due, Section 2.09 of the Indenture shall apply thereto. Nothing in this letter is intended to waive the rights of the undersigned to receive the sinking fund payments and interest thereon due October 1, 2000, January 1, 2001 and April 1, 2001, to the extent not previously paid or not paid under the terms of this letter.

                  Within seven (7) days after the date of this letter, the Company shall issue to the undersigned additional warrants (substantially in the form of the warrants previously issued to the undersigned in November 1998) exercisable until April 30, 2004 to purchase the undersigned's pro rata portion (based on the assumption that the undersigned and the other Note holders given similar letters to sign have signed such letters) of 475,000 Gantos Common Shares at an exercise price of $0.01 per share as consideration for further postponing the above-described payments of principal under the Notes. The payment of such consideration shall not change the amount of principal and interest due with respect to the outstanding Notes.

                  If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.

                                            GORDIAN GROUP, L.P.


                                            By:
                                                -------------------------------
                                                 Its:

Accepted:

GANTOS, INC.


By:
    --------------------------------------------
      Arlene H. Stern
      President and Chief Executive Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY,
  AS TRUSTEE


By: ---------------------------------------------
      Its:

April 30, 1999

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103

Ladies and Gentlemen:

                  This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Gantos, Inc. (the "Company") and State Street Bank and Trust Company, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1"), and Restated Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with the Indenture and Supplemental Indenture No. 1, the "Indenture"), to the restructuring of the following principal payments:

                  The undersigned hereby consents that payment of the Pro-Rata share of the principal amount of the Notes due to be paid to the undersigned and the other Note holders signing similar letters on the sinking fund redemption dates described below as "Original Payment Dates" and "Original Payment Amounts," as set forth in Section 3.01(b) of the Indenture, shall be postponed until the sinking fund redemption dates and in the amounts (relating only to amounts payable to the undersigned and the other Note holders signing similar letters) described below as "Amended Payment Dates" and "Amended Payment Amounts."

Original                Original               Amended           Amended
Payment Dates           Payment Amounts        Payment Dates     Payment Amounts
-------------           ---------------        -------------     ---------------
05/01/99*               $746,246               05/01/99*         $223,874
07/01/99                $746,246               07/01/99          $223,874
10/01/99                $746,246               10/01/99          $223,874
01/01/00                $746,246               01/01/00          $671,621
04/01/00                $746,246               04/01/00          $671,621
07/01/00                $746,246               07/01/00          $335,811
10/01/00                $ 71,453               10/01/00          $335,811
                                               01/01/01          $746,246
                                               04/01/01          $671,621
                                               07/01/01          $444,577

* Deferral of payment originally due on July 1, 1998


                  Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of

12.75% per annum until payment is made, provided that, to the extent interest is not paid when due, Section 2.09 of the Indenture shall apply thereto. Nothing in this letter is intended to waive the rights of the undersigned to receive the sinking fund payments and interest thereon due October 1, 2000, January 1, 2001 and April 1, 2001, to the extent not previously paid or not paid under the terms of this letter.

     Within seven (7) days after the date of this letter, the Company shall issue to the undersigned additional warrants (substantially in the form of the warrants previously issued to the undersigned in November 1998) exercisable until April 30, 2004 to purchase the undersigned's pro rata portion (based on the assumption that the undersigned and the other Note holders given similar letters to sign have signed such letters) of 475,000 Gantos Common Shares at an exercise price of $0.01 per share as consideration for further postponing the above-described payments of principal under the Notes. The payment of such consideration shall not change the amount of principal and interest due with respect to the outstanding Notes.

     If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.

                                 CARDINAL CAPITAL MANAGEMENT, LLC
                                  FOR CARDINAL RECOVERY PARTNERS AND
                                  FOR ARGYLE, L.T.D.


                                 By:
                                    -------------------------------
                                    Its:

Accepted:

GANTOS, INC.


By:
   ----------------------------------------
   Arlene H. Stern
   President and Chief Executive Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY,
  AS TRUSTEE


By:
   ----------------------------------------
   Its:

April 30, 1999

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103

Ladies and Gentlemen:

         This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Gantos, Inc. (the "Company") and State Street Bank and Trust Company, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1"), and
Restated Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with the Indenture and Supplemental Indenture No. 1, the "Indenture"), to the restructuring of the following principal payments:

         The undersigned hereby consents that payment of the Pro-Rata share of the principal amount of the Notes due to be paid to the undersigned and the other Note holders signing similar letters on the sinking fund redemption dates described below as "Original Payment Dates" and "Original Payment Amounts," as set forth in Section 3.01(b) of the Indenture, shall be postponed until the sinking fund redemption dates and in the amounts (relating only to amounts payable to the undersigned and the other Note holders signing similar letters) described below as "Amended Payment Dates" and "Amended Payment Amounts."

Original          Original            Amended           Amended
Payment Dates     Payment Amounts     Payment Dates     Payment Amounts

05/01/99*         $746,246            05/01/99*         $223,874
07/01/99          $746,246            07/01/99          $223,874
10/01/99          $746,246            10/01/99          $223,874
01/01/00          $746,246            01/01/00          $671,621
04/01/00          $746,246            04/01/00          $671,621
07/01/00          $746,246            07/01/00          $335,811
10/01/00          $ 71,453            10/01/00          $335,811
                                      01/01/01          $746,246
                                      04/01/01          $671,621
                                      07/01/01          $444,577

* Deferral of payment originally due on July 1, 1998.


         Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of

12.75% per annum until payment is made, provided that, to the extent interest is not paid when due, Section 2.09 of the Indenture shall apply thereto. Nothing in this letter is intended to waive the rights of the undersigned to receive the sinking fund payments and interest thereon due October 1, 2000, January 1, 2001 and April 1, 2001, to the extent not previously paid or not paid under the terms of this letter.

     Within seven (7) days after the date of this letter, the Company shall issue to the undersigned additional warrants (substantially in the form of the warrants previously issued to the undersigned in November 1998) exercisable until April 30, 2004 to purchase the undersigned's pro rata portion (based on the assumption that the undersigned and the other Note holders given similar letters to sign have signed such letters) of 475,000 Gantos Common Shares at an exercise price of $0.01 per share as consideration for further postponing the above-described payments of principal under the Notes. The payment of such consideration shall not change the amount of principal and interest due with respect to the outstanding Notes.

     If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.

                          NBD BANK F/K/A NBD BANK, N.A.


                          By:
                             --------------------------------
                            Its:

Accepted:

GANTOS, INC.


By:
   ----------------------------
   Arlene H. Stern
   President and Chief Executive Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY,
  AS TRUSTEE


By:
   ----------------------------
   Its: